SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

                              --------------------

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): FEBRUARY 20, 1998



                              STARBASE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


             DELAWARE                    0-25612              33-0567363
    (State or Other Jurisdiction      (Commission File      (I.R.S. Employer
          of Incorporation)               Number)          Identification No.)


      18872 MACARTHUR BOULEVARD
          IRVINE, CALIFORNIA                                     92612
(Address of Principal Executive Offices)                      (Zip Code)

                                 (714) 442-4400
              (Registrant's telephone number, including area code)



         This Current Report on Form 8-K is filed by StarBase Corporation, a Delaware corporation (the "Company"), in connection with the matters described herein.


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ITEM 5.  OTHER EVENTS

         On February 20, 1998, the Company completed a private placement offering of 2,759,109 units of equity securities of the Company (the "Series E Units"). Each Series E Unit consists of one share of the Company's Series E Preferred Stock, par value $0.01 per share (the "Series E Preferred Stock"), with each share of Series E Preferred Stock convertible into one share of Common Stock, and one non-transferable warrant to purchase a 0.5 share of Common Stock, exercisable at $1.80 per share through the first anniversary of the issuance date of the warrants and thereafter at $2.00 through the second anniversary of the issuance date of the warrants. Each Series E Unit was offered at a subscription price of $1.25 per unit.

         The proceeds of the Series E private placement will be used for general corporate purposes, including the launch of the Company's new product, StarTeam 3.0.

         The Series E Units were offered to the subscribers in compliance with Section 4(2) of the Securities Act of 1933, as amended (the "Act"), who are "accredited investors" (as such term is defined in Regulation D of the Act). The shares of Common Stock and warrants sold have not been registered under the Act and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Act.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)      PRO FORMA FINANCIAL INFORMATION.
Pro Forma Balance Sheet (utilizing January 31, 1998 numbers)           Page 4
Statement of Operations (utilizing January 31, 1998 numbers)           Page 5


(c)      EXHIBITS.

4.1      Form of Securities Purchase Agreement (Series E units)

4.2 Certificate of Amendment of Certificate of Designation (Series E Preferred Stock) of StarBase Corporation, dated February 17, 1998

4.3      Form of Registration Rights Agreement (Series E Units)

4.4      Form of Warrant (Series E Units)




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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           STARBASE CORPORATION
                                           (Registrant)

FEBRUARY 26, 1998                          By: /S/ DONALD R. FARROW
------------------                             -----------------------
Date                                           Donald R. Farrow
                                               President and
                                               Chief Operating Officer




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                              STARBASE CORPORATION
                          (a development stage company)

                                 BALANCE SHEETS
             (in thousands, except number of shares and par values)



                                                         January 31,
                                                             1998        Financing (a)     Pro Forma
                                                        --------------- ---------------- --------------
                                                         (unaudited)     (unaudited)     (unaudited)

     ASSETS

     Current Assets:
       Cash and cash equivalents                        $       1,687   $       2,677    $     4,364
       Accounts receivable, net of allowances of $65              295               -            295
       Notes and other receivables                                128               -            128
       Prepaid expenses and deferred charges                      224               -            224
       Inventories                                                 20               -             20
                                                        --------------- ---------------- --------------
         Total current assets                                   2,354           2,677          5,031

     Property and equipment, net                                  698               -            698
     Note receivable from officer                                  76               -             76
     Other non-current assets                                      48               -             48
                                                        --------------- ---------------- --------------
     Total assets                                       $       3,176   $       2,677    $     5,853
                                                        =============== ================ ==============


     LIABILITIES AND SHAREHOLDERS' EQUITY

     Current Liabilities:
       Accounts payable and accrued liabilities         $       1,006  $            -    $     1,006
       Current portion of capital lease obligation                  9               -              9
                                                        --------------- ---------------- --------------
         Total current liabilities                              1,015               -          1,015

     Long-term debt:
       Capitalized lease obligation, less current                  40               -             40
       portion

         Total liabilities                                      1,055               -          1,055


     Shareholders' equity:
     Preferred Stock, $.01 par value; authorized
         10,000,000; issued and outstanding
         1,326,324 (January 31, 1998)                              13              24             37
       Common stock, $.01 par value; authorized
         50,000,000; issued and outstanding
         17,758,431 (January 31, 1998)                            178               -            178
      Additional paid-in capital                               31,658           2,653         34,311
      Deficit accumulated during development stage            (29,728)              -        (29,728)
                                                        --------------- ---------------- --------------
       Total shareholders' equity                               2,121           2,677          4,798
                                                        --------------- ---------------- --------------
     Total liabilities and shareholders' equity         $       3,176   $       2,677    $     5,853
                                                        =============== ================ ==============
--------------------

(a) To reflect the issuance of 2,417,500 shares of the Company's preferred stock at $1.25 per share, including warrants to purchase 0.5 shares of the Company's common stock at $1.80 per share through the first anniversary date of the issuance of the warrants, net of estimated financing costs.



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                              STARBASE CORPORATION
                          (a development stage company)

                             STATEMENT OF OPERATIONS
                                   (Unaudited)
                    (in thousands, except per share amounts)


                                                            The month                    Ten months
                                                              ended                        ended
                                                           January 31,                  January 31,
                                                               1998                         1998
                                                           -------------                -------------

Revenues:
  Products                                                      123                        1,170
  License and royalty                                            23                          337
  Other                                                           -                            -
                                                           -------------                -------------
    Total revenues                                              146                        1,507

Cost of Sales:
  Consulting services                                             -                            -
  Consulting services-related party                               -                            -
  Products, licenses and other                                    3                           71
                                                           -------------                -------------
    Total cost of sales                                           3                           71
                                                           -------------                -------------
Gross margin                                                    143                        1,436

Operating Expenses:
  Research and development                                      253                        2,034
  Selling, general and administrative                           445                        4,280
                                                           -------------                -------------
    Total operating expenses                                    698                        6,314
                                                           -------------                -------------
  Operating loss                                               (555)                      (4,878)

  Interest income                                                 5                           79
  Interest expense                                               (3)                        (942)
  Other income and expense                                        -                          (39)
                                                           -------------                -------------
  Total interest and other income and expense                     2                         (902)

Loss before income taxes                                       (553)                      (5,780)

  Provision for income taxes                                      0                            1
                                                           -------------                -------------
    Net loss                                               $   (553)                    $ (5,781)
                                                           =============                =============



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                                  EXHIBIT INDEX


Exhibit
  NO.                                                                     PAGE
-------                                                                  ------

4.1      Form of Securities Purchase Agreement (Series E units)            (A)

4.2      Certificate of  Amendment  of  Certificate  of  Designation
         (Series E Preferred Stock) of StarBase Corporation, dated
         February 17, 1998                                                  7

4.3      Form of Registration Rights Agreement (Series E Units)            (A)

4.4      Form of Warrant (Series E Units)                                  (A)


---------------

(A) Incorporated herein by reference to the Company's Registration Statement on Form 8-K, (file number 0-25612) filed with the Commission on February 25, 1998.







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